UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Earliest Event Reported: April 30, 2007
                           Commission File No. 1-8968





                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

       Incorporated in the                       Employer Identification
        State of Delaware                             No. 76-0146568

Item 2.02  Results of Operations and Financial Condition

On April 30, 2007, Anadarko Petroleum Corporation (Anadarko) announced first quarter 2007 earnings. The press release is included in this report as Exhibit 99.


Item 7.01  Regulation FD Disclosure

On April 30, 2007, Anadarko provided guidance for the remainder of 2007. This information is contained in the press release included in this report as Exhibit 99.


Item 9.01  Financial Statements and Exhibits

(d) Exhibits
  99   Anadarko Press Release, dated April 30, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                            ANADARKO PETROLEUM CORPORATION
                                                    (Registrant)


April 30, 2007                        By:      /s/ Bruce W. Busmire
                                         ---------------------------------------
                                           Bruce W. Busmire - Vice President and
                                           Chief Accounting Officer